UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2011
C&J ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35255 (Commission File Number)	20-5673219 (I.R.S. Employer Identification No.)

10375 Richmond Ave, Suite 2000
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 260-9900
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On November 15, 2011, C&J Energy Services, Inc.’s (“C&J”) President and Chief Executive Officer, Josh Comstock, and Executive Vice President and Chief Financial Officer, Randy McMullen, met with various investors in one-on-one meetings at the Citi 8th Annual US Small/Mid Cap Conference. A copy of the presentation materials used in the investor meetings is furnished herewith as Exhibit 99.1. The presentation materials have also been posted on C&J’s website at www.cjenergy.com.
     C&J expressly disclaims any obligation to update these materials and cautions that the information set forth therein is only accurate as of the date indicated on the cover of the presentation materials. The inclusion of any data or statements in the presentation materials (or on the C&J website) does not signify that the information is considered material. Please read the cautionary disclaimer regarding forward-looking statements below.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
     Certain statements and information contained in the presentation materials furnished as Exhibit 99.1 herewith may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on C&J. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting C&J will be those that we anticipate. All comments concerning C&J’s expectations for future revenues and operating results are based on C&J’s forecasts for its existing operations and do not include the potential impact of any future acquisitions. All forward-looking statements involve significant risks and uncertainties (some of which are beyond C&J’s control) and assumptions that could cause actual results to differ materially from C&J’s historical experience and present expectations or projections. Known material factors that could cause C&J’s actual results to differ from any projected results are described in C&J’s filings with the Securities and Exchange Commission, including but not limited to the final prospectus dated July 28, 2011 (File No. 333-173177) relating to C&J’s initial public offering and Quarterly Report on Form 10-Q for the period ended September 30, 2011.
     All readers are cautioned not to place undue reliance on any forward-looking statement or information contained in the presentation materials, which speak only as of the date indicated on the cover of the materials. C&J undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
Exhibit 99.1	Investor Presentation dated November 15, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC. (Registrant)
Dated: November 15, 2011	By:	/s/ Theodore R. Moore
Theodore R. Moore
Vice President — General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	Investor Presentation dated November 15, 2011